Exhibit 99.1

REEcycle Holdings, Inc. and Hall Chadwick Acquisition Corp. Announce SEC Effectiveness of Registration Statement, Advancing Proposed Nasdaq Listing

Proposed US$400 million business combination advances toward anticipated completion before year-end 2026

DUNCAN, Oklahoma and NEW YORK, Nov 13th, 2026 — REEcycle Holdings, Inc. (“REEcycle”), a U.S.-based rare-earth recycling technology company, and Hall Chadwick Acquisition Corp. (“HCAC”) (Nasdaq: HCAC), today announced that the U.S. Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 filed in connection with their previously announced business combination.

The declaration of effectiveness represents a significant milestone toward completion of the transaction and REEcycle’s proposed listing on the Nasdaq Stock Market.

Transaction Highlights

●	SEC effectiveness: The Form S-4 registration statement has been declared effective, enabling HCAC to proceed toward its shareholder vote on the proposed business combination.

●	Strategic U.S. critical minerals platform: REEcycle is developing proprietary technology to recover and separate rare-earth elements from end-of-life permanent magnets, supporting the development of domestic rare-earth supply chains.

●	U.S. government support: REEcycle has received a US$5.1 million award under the U.S. Department of War’s Defense Production Act Title III program.

●	Shareholder meeting: expected on December 10th 2026 to consider and vote upon the proposed business combination and related proposals.

●	Anticipated closing: The transaction is expected to close before year-end 2026, subject to shareholder approval and satisfaction or waiver of other closing conditions.

Advancing America’s Domestic Rare-Earth Supply Chain

REEcycle is developing a domestic source of recycled heavy and light rare-earth materials through its proprietary technology designed to recover and separate strategically important elements, including neodymium, praseodymium, dysprosium and terbium, from end-of-life permanent magnets.

These materials are essential inputs for high-performance permanent magnets used in defense systems, electric vehicles, robotics, aerospace and advanced manufacturing.

REEcycle’s demonstration facility in Duncan, Oklahoma, forms an important part of its strategy to advance from demonstration-scale operations toward commercial production. The company is targeting the development of an initial commercial-scale facility with planned annual processing capacity of approximately 160 metric tons, subject to financing, engineering, construction and other development milestones.

With increasing emphasis on U.S. industrial onshoring and supply-chain security, REEcycle believes its proprietary technology offers a differentiated pathway to recovering valuable rare-earth materials from existing magnet waste streams.

Management Commentary

Mick McMullen, Founder and Executive Chairman of REEcycle, commented:

“Securing a reliable domestic supply of rare-earth materials is increasingly important to America’s national security and industrial competitiveness.

“REEcycle is focused on building the technology and processing capabilities needed to recover these critical materials here in the United States, rather than relying solely on overseas supply chains.”

Alex Bono, CEO, Hall Chadwick Acquisition Corp., commented:

“The SEC’s declaration of effectiveness marks a significant milestone in our proposed business combination with REEcycle.

“We believe REEcycle offers a compelling opportunity to participate in the development of a domestic U.S. rare-earth supply chain through a differentiated recycling and processing technology platform.

“We look forward to completing the transaction and supporting REEcycle’s next phase of growth as a Nasdaq-listed company.”

Transaction Overview and Next Steps

Under the terms of the previously announced business combination agreement, the proposed transaction values REEcycle at approximately US$350 million in equity value, and an additional US$50 million earnout, with existing REEcycle shareholders expected to roll over 100% of their equity interests into the combined company.

The transaction is expected to provide REEcycle with access to U.S. public capital markets to support its commercial development strategy, subject to available transaction proceeds and other applicable conditions.

Following the effectiveness of the registration statement, HCAC expects to hold a shareholder meeting on December 10th 2026 to consider and vote upon the proposed business combination and related proposals.

HCAC shareholders will be provided with the definitive proxy statement/prospectus containing important information regarding the transaction, voting procedures and redemption rights.

The business combination is anticipated to close before year-end 2026, subject to shareholder approval, satisfaction or waiver of applicable closing conditions and other regulatory and exchange requirements.

Upon completion, the combined company is expected to operate under the REEcycle name, with its common stock expected to trade on Nasdaq under the ticker symbol REC, subject to approval for listing.

About REEcycle

REEcycle recovers rare earth elements from end-of-life permanent magnets using a patented hydrometallurgical process producing mixed rare earth oxide for magnet manufacturing. It is headquartered in Duncan, Oklahoma. Empire Capital Partners Pty Ltd is serving as lead sell-side financial advisor to REEcycle.

For more information, visit www.reecycleinc.com.

About Hall Chadwick Acquisition Corp.

HCAC is a Nasdaq-listed special purpose acquisition company focused on critical materials, infrastructure and energy, and defense-aligned technology. Its sponsor is Hall Chadwick LLC. Hall Chadwick Corporate (Asia) Pte Ltd is acting as corporate advisor to HCAC in connection with the proposed business combination, and Cohen & Company Capital Markets is acting as joint financial advisor, joint capital markets advisor and placement agent to HCAC.

For more information, visit www.hcacq.com

Additional Information and Where to Find It

In connection with the proposed business combination, a registration statement on Form S-4 has been filed with the SEC. Following effectiveness, the definitive proxy statement/prospectus will be distributed to HCAC shareholders in accordance with applicable requirements.

Investors and security holders are urged to read the registration statement, definitive proxy statement/prospectus, including any amendments or supplements thereto, and other relevant documents filed with the SEC carefully and in their entirety because they contain important information about HCAC, REEcycle, the proposed business combination and related matters.

Investors and security holders may obtain free copies of these documents through the SEC’s website at www.sec.gov.

Participants in the Solicitation

HCAC, REEcycle and certain of their respective directors, executive officers and other persons may be deemed participants in the solicitation of proxies from HCAC shareholders in connection with the proposed business combination under SEC rules.

Information regarding persons who may be deemed participants and their direct or indirect interests in the proposed business combination, including interests that may differ from those of HCAC shareholders generally, is or will be included in the definitive proxy statement/prospectus and other relevant SEC filings.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would” and similar expressions, or the negative of these terms, although not all forward-looking statements contain such identifying words. These statements include, but are not limited to, statements regarding the proposed business combination between REEcycle and HCAC, the anticipated timing and completion of the proposed business combination, the PIPE financing and the expected use of proceeds, the expected listing of the combined company on Nasdaq, REEcycle’s technology, commercialization strategy, demonstration operations and planned commercial facility, the anticipated benefits of the proposed business combination, and U.S. government policy regarding critical minerals.

Forward-looking statements are based on the current expectations and beliefs of the management of REEcycle and HCAC and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of REEcycle and HCAC, that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others: the risk that the proposed business combination may not be completed in a timely manner or at all; the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of HCAC’s shareholders, the satisfaction of the minimum cash condition and the receipt of required regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the amount of redemptions by HCAC’s public shareholders; the failure of the PIPE investors to fund their commitments or the inability to complete the PIPE financing; the inability to obtain or maintain the listing of the combined company’s securities on Nasdaq; the effect of the announcement or pendency of the proposed business combination on REEcycle’s business relationships, performance and business generally; the outcome of any legal proceedings that may be instituted against REEcycle or HCAC related to the business combination agreement or the proposed business combination; REEcycle’s ability to scale its technology to commercial production, obtain adequate feedstock, achieve projected recovery rates and costs, and secure customers; changes in applicable laws, regulations or government policies, including with respect to critical minerals and Defense Production Act funding; the ability to recognize the anticipated benefits of the proposed business combination; costs related to the proposed business combination; and other risks and uncertainties indicated from time to time in the registration statement on Form S-4 relating to the proposed business combination, including those under the heading “Risk Factors” therein, and in other filings with the U.S. Securities and Exchange Commission (the “SEC”) made by HCAC or REEcycle.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to place undue reliance on forward-looking statements, and REEcycle and HCAC undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Neither REEcycle nor HCAC gives any assurance that either REEcycle or HCAC, or the combined company, will achieve its expectations.

Contact:

HCAC - Alex Bono: ABono@hallchadwick.com

REEcycle - Sandy Noyes: sandy@reecycleinc.com

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